UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: December 31

Date of reporting period: March 31, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

FORM N-Q

MARCH 31, 2008

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited)	March 31, 2008

SHARES	SECURITY	VALUE
COMMON STOCKS - 69.6%
CONSUMER DISCRETIONARY - 7.1%
Household Durables - 0.0%
2,330,496	Home Interiors & Gifts Inc. (a)(b)*	$2

Media - 7.1%
491,200	E.W. Scripps Co., Class A Shares	20,635,312
1,739,610	Lamar Advertising Co., Class A Shares *	62,504,187
2,819,400	Liberty Media Corp. - Entertainment, Series A *	63,831,216
3,092,990	Time Warner Inc.	43,363,720
3,386,800	Warner Music Group Corp.	16,866,264

	Total Media	207,200,699

	TOTAL CONSUMER DISCRETIONARY	207,200,701

CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.0%
28,868	FHC Delaware Inc. (a)(b)*	0

Food Products - 0.0%
1,948	Aurora Foods Inc. (a)(b)*	0

Tobacco - 2.6%
1,048,290	Altria Group Inc.	23,272,038
1,048,290	Philip Morris International Inc. *	53,022,508

	Total Tobacco	76,294,546

	TOTAL CONSUMER STAPLES	76,294,546

ENERGY - 12.0%
Energy Equipment & Services - 5.7%
332,110	Diamond Offshore Drilling Inc.	38,657,604
1,803,135	Halliburton Co.	70,917,300
300,400	National-Oilwell Varco Inc. *	17,537,352
328,300	Schlumberger Ltd.	28,562,100
142,130	SEACOR Holdings Inc. *	12,132,217

	Total Energy Equipment & Services	167,806,573

Oil, Gas & Consumable Fuels - 6.3%
303,025	Anadarko Petroleum Corp.	19,099,666
2,405,622	Crosstex Energy Inc.	81,670,867
416,550	Devon Energy Corp.	43,458,661
755,200	Newfield Exploration Co. *	39,912,320

	Total Oil, Gas & Consumable Fuels	184,141,514

	TOTAL ENERGY	351,948,087

EXCHANGE TRADED FUND - 0.5%
271,600	Market Vectors Agribusiness *	14,560,476

FINANCIALS - 14.0%
Capital Markets - 5.0%
2,844,700	Charles Schwab Corp.	53,565,701
2,220,260	Invesco Ltd.	54,085,534
1,864,439	Och-Ziff Capital Management Group	39,153,219

	Total Capital Markets	146,804,454

Commercial Banks - 1.9%
1,957,710	Wells Fargo & Co.	56,969,361

Consumer Finance - 1.9%
1,250,050	American Express Co.	54,652,186

Diversified Financial Services — 3.3%
1,161,650	Bank of America Corp.	44,038,151
1,236,500	JPMorgan Chase & Co.	53,107,675

	Total Diversified Financial Services	97,145,826

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

SHARES	SECURITY	VALUE
Insurance - 1.9%
1,253,151	American International Group Inc.	$54,198,781

	TOTAL FINANCIALS	409,770,608

HEALTH CARE - 6.4%
Health Care Equipment & Supplies - 2.3%
1,364,530	Medtronic Inc.	66,002,316

Health Care Providers & Services - 1.0%
883,315	UnitedHealth Group Inc.	30,350,704

Health Care Technology - 1.5%
4,683,100	HLTH Corp. *	44,676,774

Pharmaceuticals - 1.6%
1,117,000	Wyeth	46,645,920

	TOTAL HEALTH CARE	187,675,714

INDUSTRIALS - 11.4%
Building Products - 2.2%
3,543,000	Assa Abloy AB	64,275,017

Commercial Services & Supplies - 2.2%
2,065,380	Covanta Holding Corp. *	56,797,950
332,990	Monster Worldwide Inc. *	8,061,688

	Total Commercial Services & Supplies	64,859,638

Electrical Equipment - 0.6%
663,800	ABB Ltd., ADR	17,869,496

Industrial Conglomerates - 3.6%
2,258,190	General Electric Co.	83,575,612
421,500	McDermott International Inc. *	23,106,630

	Total Industrial Conglomerates	106,682,242

Machinery - 2.8%
1,931,380	Dover Corp.	80,693,056

	TOTAL INDUSTRIALS	334,379,449

INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 3.6%
2,144,440	Cisco Systems Inc. *	51,659,559
1,334,290	QUALCOMM Inc.	54,705,890

	Total Communications Equipment	106,365,449

Computers & Peripherals - 1.7%
2,028	Axiohm Transaction Solutions Inc. (a)(b)*	0
3,490,750	EMC Corp. *	50,057,355

	Total Computers & Peripherals	50,057,355

Internet Software & Services - 1.8%
1,561,940	VeriSign Inc. *	51,918,886

Software - 1.8%
2,639,200	Oracle Corp. *	51,622,752

	TOTAL INFORMATION TECHNOLOGY	259,964,442

MATERIALS - 0.8%
Metals & Mining - 0.8%
586,400	Goldcorp Inc.	22,723,000

TELECOMMUNICATION SERVICES - 2.8%
Wireless Telecommunication Services - 2.8%
1,597,600	Crown Castle International Corp. *	55,101,224
950,870	SBA Communications Corp., Class A *	28,364,452

	TOTAL TELECOMMUNICATION SERVICES	83,465,676

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

SHARES	SECURITY	VALUE
UTILITIES - 3.1%
Gas Utilities - 1.6%
964,470	National Fuel Gas Co.	$45,532,629

Independent Power Producers & Energy Traders - 1.5%
1,128,960	NRG Energy Inc. *	44,018,150

	TOTAL UTILITIES	89,550,779

	TOTAL COMMON STOCKS (Cost - $2,137,258,209)	2,037,533,478

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
	TCR Holdings Corp.:
321	Class B Shares (a)(b)*	0
177	Class C Shares (a)(b)*	0
466	Class D Shares (a)(b)*	1
964	Class E Shares (a)(b)*	1

	Total Diversified Financial Services	2

Thrifts & Mortgage Finance - 0.1%
74,600	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (c)	1,820,240
2,800	Federal National Mortgage Association (FNMA), 7.000% (d)	126,875
54,025	Federal National Mortgage Association (FNMA), 8.250% (c)	1,299,301

	Total Thrifts & Mortgage Finance	3,246,416

	TOTAL PREFERRED STOCKS (Cost - $3,364,700)	3,246,418

Face Amount
ASSET-BACKED SECURITIES - 0.3%
Automobiles - 0.1%
$750,000	ARG Funding Corp., 4.290% due 4/20/11 (e)	721,968

Diversified Financial Services - 0.0%
2,750,744	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/12 (a)(f)	0

Home Equity - 0.2%
184,360	ACE Securities Corp., 2.769% due 1/25/36 (d)	73,709
5,022	Argent Securities Inc., 2.659% due 5/25/36 (d)	5,007
	Bear Stearns Asset-Backed Securities Trust:
200,000	2.949% due 9/25/34 (d)	193,891
559,700	2.879% due 2/25/36 (d)	521,323
349,152	Centex Home Equity Loan Trust, 3.735% due 2/25/32	339,106
120,253	Cityscape Home Equity Loan Trust, 4.838% due 7/25/28 (d)	60,126
149,754	Countrywide Asset-Backed Certificates, 4.385% due 6/25/34 (d)	111,235
	Countrywide Home Equity Loan Trust:
486,634	3.108% due 12/15/33 (d)	428,353
633,550	3.138% due 3/15/34 (d)	521,259
796,857	3.038% due 11/15/35 (d)	663,200
925,917	3.048% due 2/15/36 (d)	797,502
420,834	CS First Boston Mortgage Securities Corp., 4.149% due 2/25/31 (d)	374,969
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (e)(f)	73
188,245	First Horizon ABS Trust, 2.759% due 10/25/34 (d)	110,323
175,862	Fremont Home Loan Trust, 4.249% due 2/25/34 (d)	92,900
180,775	Green Tree Financial Corp., 7.070% due 1/15/29	183,235
73,835	GSAMP Trust, 2.699% due 1/25/36 (d)	51,789
149,101	Indymac Home Equity Loan Asset-Backed Trust, 2.769% due 4/25/36 (d)	92,060
239,325	Irwin Home Equity, 4.720% due 6/25/35	238,493

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Home Equity - 0.2% (continued)
$18,324	IXIS Real Estate Capital Trust, 2.659% due 8/25/36 (d)	$18,220
	Option One Mortgage Loan Trust:
137,471	3.439% due 2/25/33 (d)	112,752
301,335	4.249% due 7/25/33 (d)	243,765
750,000	3.649% due 5/25/34 (d)	541,109
152,190	RAAC, 2.869% due 5/25/36 (d)(e)	134,952
365,586	Renaissance Home Equity Loan Trust, 4.499% due 3/25/34 (d)	281,968
156,824	SACO I Trust, 2.769% due 3/25/36 (d)	78,828
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33 (e)(f)	16
35,690	5.500% due 3/27/34 (e)(f)	4
218,785	Saxon Asset Securities Trust, 8.640% due 12/25/32	99,335
268,188	WMC Mortgage Loan Pass-Through Certificates, 5.068% due 10/15/29 (d)	160,318

	Total Home Equity	6,529,820

	TOTAL ASSET-BACKED SECURITIES (Cost - $12,178,289)	7,251,788

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
380,000	American Home Mortgage Investment Trust, 3.399% due 11/25/45 (d)	138,413
1,800,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (c)(d)	1,778,914
1,670,185	Banc of America Funding Corp., 5.663% due 6/20/35 (d)	1,314,388
155,261	Banc of America Mortgage Securities, 4.806% due 9/25/35 (d)	147,362
839,543	Bayview Commercial Asset Trust, 2.869% due 4/25/36 (d)(e)	701,606
2,173,092	Bear Stearns ARM Trust, 5.766% due 2/25/36 (c)(d)	2,075,303
1,133,758	Citigroup Mortgage Loan Trust Inc., 4.900% due 12/25/35 (c)(d)	1,081,362
	Countrywide Alternative Loan Trust:
194,048	3.449% due 11/20/35 (d)	153,885
1,241,932	2.869% due 1/25/36 (d)	968,522
162,597	2.799% due 5/25/36 (d)	123,214
194,693	2.809% due 7/25/46 (d)	127,439
	Countrywide Home Loan, Mortgage Pass-Through Trust:
105,279	2.929% due 2/25/35 (d)	85,876
154,012	2.899% due 5/25/35 (d)	120,671
1,800,000	Credit Suisse Mortgage Capital Certificates, 5.555% due 2/15/39 (c)(d)	1,797,450
151,173	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.952% due 8/25/35 (d)	138,202
	Downey Savings & Loan Association Mortgage Loan Trust:
507,480	2.979% due 9/19/44 (d)	383,197
148,216	2.769% due 3/19/45 (d)	110,608
157,109	5.246% due 3/19/46 (d)	122,201
157,109	5.246% due 3/19/47 (d)	84,618
	Federal Home Loan Mortgage Corp. (FHLMC):
65,453	6.000% due 3/15/34 (d)	61,528
537,683	PAC, 6.000% due 4/15/34 (d)	518,016
153,549	GSR Mortgage Loan Trust, 5.658% due 10/25/35 (d)	155,827
	Harborview Mortgage Loan Trust:
137,199	2.959% due 11/19/34 (d)	117,539
160,049	2.909% due 1/19/35 (d)	140,176
88,594	Indymac Index Mortgage Loan Trust, 6.853% due 3/25/35 (d)	71,761
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (d)	252,846
1,475,815	Lehman XS Trust, 2.819% due 4/25/46 (c)(d)	1,020,639
85,318	Luminent Mortgage Trust, 2.839% due 4/25/36 (d)	64,806
630,000	Merrill Lynch Mortgage Trust, 5.658% due 5/12/39 (d)	635,476
	MLCC Mortgage Investors Inc.:
341,670	3.519% due 4/25/29 (d)	292,047

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9% (continued)
$416,082	3.479% due 5/25/29 (d)	$397,925
	Structured Adjustable Rate Mortgage Loan Trust:
262,105	4.920% due 3/25/34 (d)	241,579
62,487	7.089% due 6/25/34 (d)	62,542
1,395,715	5.375% due 5/25/35 (c)(d)	1,403,997
114,639	Structured Asset Mortgage Investments Inc., 2.809% due 5/25/46 (d)	85,615
	Structured Asset Securities Corp.:
1,275,444	5.500% due 3/25/19 (c)	1,296,057
525,896	3.699% due 2/25/28 (d)	464,972
237,147	3.599% due 3/25/28 (d)	202,194
	Thornburg Mortgage Securities Trust:
2,594,514	6.217% due 9/25/37 (c)(d)	2,344,803
2,787,086	6.225% due 9/25/37 (c)(d)	2,596,852
819,385	2.849% due 7/25/45 (d)	816,621
	Washington Mutual Inc.:
108,293	5.940% due 9/25/36 (d)	104,043
735,628	2.959% due 10/25/45 (d)	505,910
229,418	2.869% due 12/25/45 (d)	177,908
125,159	2.889% due 12/25/45 (d)	99,092
	Washington Mutual Mortgage Pass-Through Certificates:
694,166	2.919% due 1/25/45 (d)	554,414
809,860	2.939% due 1/25/45 (d)	631,148
138,055	Washington Mutual Pass-Through Certificates, 2.879% due 11/25/45 (d)	109,259
133,197	Wells Fargo Mortgage Backed Securities Trust, 5.241% due 4/25/36 (d)	132,005
125,627	Zuni Mortgage Loan Trust, 2.729% due 8/25/36 (d)	119,163

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $30,401,372)	27,129,991

COLLATERALIZED SENIOR LOANS - 1.7%
Aerospace & Defense - 0.0%
	Dubai Aerospace Enterprise, Term Loan:
357,527	6.990% due 7/31/14 (d)	345,684
361,410	7.890% due 7/31/14 (d)	349,438

	Total Aerospace & Defense	695,122

Airlines - 0.1%
996,867	Delta Airlines Inc., Term Loan, 8.610% due 4/30/14	795,999
1,441,653	United Airlines Inc., Term Loan B, 4.625% due 1/12/14 (c)(d)	1,129,895

	Total Airlines	1,925,894

Auto Components - 0.1%
1,995,000	Allison Transmission, Term Loan B, 5.740% due 8/7/14 (c)(d)	1,758,451
1,000,000	Visteon Corp., Term Loan, Tranch B, 8.380% due 6/20/13 (d)	790,938

	Total Auto Components	2,549,389

Capital Markets - 0.0%
635,000	Nuveen Investments Inc., Term Loan B, 5.654% due 11/1/14 (d)	573,683

Chemicals - 0.0%
855,659	Georgia Gulf Corp., Term Loan B, 5.771% due 9/1/13	780,254

Commercial Services & Supplies - 0.1%
997,476	Nielson Finance, Term Loan B, 7.360% due 8/15/13	902,716
997,494	US Investigations Services Inc., Term Loan B, 8.238% due 2/21/15	840,388

	Total Commercial Services & Supplies	1,743,104

Containers & Packaging - 0.0%
1,000,000	Graphic Packaging International, Term Loan C, 5.450% due 5/16/14	915,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Consumer Services - 0.0%
$997,500	Thomson Learning Hold, Term Loan B, 7.580% due 7/5/14 (d)	$860,344

Diversified Financial Services - 0.1%
995,000	Chrysler Financial, Term Loan B, 9.360% due 8/3/12	827,647
940,664	Iconix, Term Loan B, 7.080% due 5/1/14 (d)	874,817
994,962	Sally Holdings LLC, Term Loan B, 7.519% due 11/15/13 (d)	926,144

	Total Diversified Financial Services	2,628,608

Diversified Telecommunication Services - 0.1%
2,000,000	Cablevision Systems Corp., Term Loan B, 6.897% due 3/30/13 (c)	1,874,038
675,000	Insight Midwest, Term Loan B, 6.480% due 4/10/14 (d)	617,625

	Total Diversified Telecommunication Services	2,491,663

Electric Utilities - 0.0%
1,245,625	TXU Corp., Term Loan B, 8.396% due 10/10/14 (c)	1,137,340

Electrical Equipment - 0.0%
997,468	Sensata Technologies, Term Loan, 6.760% due 4/27/13	867,797

Health Care Providers & Services - 0.1%
	Community Health Systems Inc.:
61,872	Term Loan, 5.335% due 7/2/14	57,166
909,369	Term Loan B, 7.756% due 7/2/14	840,204
994,975	HCA Inc., Term Loan B, 7.448% due 11/1/13	916,532
976,760	Health Management Association, Term Loan B, 6.948% due 1/16/14	850,850
1,000,000	Manor Care Inc., Term Loan B, 7.900% due 11/15/14	892,500

	Total Health Care Providers & Services	3,557,252

Hotels, Restaurants & Leisure - 0.1%
	Aramark Corp.:
58,426	1.875% due 1/31/14 (d)	54,580
919,664	Term Loan, 1.000% due 1/31/14	859,120
	Golden Nugget Inc., Term Loan:
363,636	1.000% due 6/8/14	313,636
636,364	4.610% due 6/14/14 (d)	548,864
992,405	MGM MIRAGE Inc., Term Loan B, 8.108% due 4/8/11 (d)	789,582
997,494	Six Flags, Term Loan B, 7.750% due 5/31/13	818,152

	Total Hotels, Restaurants & Leisure	3,383,934

Household Products - 0.0%
927,909	Yankee Candle, Term Loan B, 4.645% due 1/15/14 (d)	804,033

IT Services - 0.1%
1,955,100	First Data Corp., Term Loan, 5.349% due 10/15/14 (c)(d)	1,764,034

Media - 0.3%
1,994,924	Charter Communications, Term Loan B, 4.781% due 3/15/14 (d)	1,690,283
1,000,000	Citadel Broadcasting Corp., Term Loan A, 4.780% due 6/12/13 (d)	740,000
997,373	CMP Susquehanna Corp., Term Loan, 5.030% due 6/7/13 (d)	792,912
1,497,481	Idearc Inc., Term Loan B, 7.200% due 11/1/14 (c)	1,204,911
1,240,625	LodgeNet Entertainment Corp., Term Loan B, 6.830% due 4/4/14 (c)(d)	1,032,820
997,475	Regal Cinemas Corp., Term Loan B, 6.330% due 10/19/10	930,395
	Univision Communications Inc., Term Loan B:
33,557	5.131% due 9/15/14	26,552
966,443	7.206% due 9/15/14	764,698
1,000,000	UPC, Term Loan N, 4.869% due 3/30/14 (d)	892,500

	Total Media	8,075,071

Multiline Retail - 0.1%
1,000,000	Dollar General Corp., Term Loan B, 7.734% due 7/15/14 (d)	900,156

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Multiline Retail - 0.1% (continued)
$1,500,000	Neiman Marcus Group Inc., Term Loan B, 7.448% due 3/13/13 (c)	$1,391,394

	Total Multiline Retail	2,291,550

Oil, Gas & Consumable Fuels - 0.1%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 8.198% due 3/30/14	83,478
894,270	Term Loan, 7.830% due 3/30/14 (d)	778,015
1,990,000	Brand Energy and Infrastructure Services Inc., Term Loan B, 8.125% due 2/7/14 (c)	1,870,600

	Total Oil, Gas & Consumable Fuels	2,732,093

Paper & Forest Products - 0.1%
1,496,183	Georgia-Pacific Corp., Term Loan, 6.750% due 12/23/13 (c)	1,390,011
1,000,000	NewPage Corp., Term Loan, Tranche B, 6.313% due 11/5/14 (d)	980,139

	Total Paper & Forest Products	2,370,150

Pharmaceuticals - 0.1%
748,062	Leiner Health Products Group Term Loan B, 9.650% due 5/26/11	359,070
997,487	Royalty Pharma, Term Loan B, 7.095% due 5/15/14 (c)	991,876

	Total Pharmaceuticals	1,350,946

Semiconductors & Semiconductor Equipment - 0.0%
994,962	Freescale Semiconductor Inc., Term Loan, Tranch B, 4.869% due 12/1/13 (d)	841,648

Specialty Retail - 0.1%
1,000,000	Amscan Holdings Inc. Term Loan B, 7.485% due 5/1/13	865,000
994,962	Michaels Stores Inc. Term Loan B, 7.583% due 10/31/13 (d)	836,204
997,481	PETCO Animal Supplies Inc., Term Loan B, 7.328% due 11/15/13	891,000

	Total Specialty Retail	2,592,204

Thrifts & Mortgage Finance - 0.0%
997,481	GM, Term Loan B, 7.585% due 12/15/13 (d)	890,408

Wireless Telecommunication Services - 0.1%
498,750	Alltel Wireless Corp., Term Loan B, 5.568% due 11/15/14 (d)	451,161
	Telesat Canada:
6,562	Delayed Draw Term Loan, Tranch B, 8.000% due 10/15/14	6,093
72,179	Term Loan, 6.260% due 10/15/14	67,019
921,260	Telesat Ganada, Term Loan B, 7.901% due 10/15/14	855,404

	Total Wireless Telecommunication Services	1,379,677

	TOTAL COLLATERALIZED SENIOR LOANS (Cost - $54,656,993)	49,201,198

CORPORATE BONDS & NOTES - 12.3%
Aerospace & Defense - 0.2%
500,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	488,750
180,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	176,850
3,350,000	Hawker Beechcraft Acquisition Co., 8.875% due 4/1/15 (c)(g)	3,442,125
5,465	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (a)(b)(f)	0
2,330,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (c)	2,396,988

	Total Aerospace & Defense	6,504,713

Airlines - 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
54,633	8.312% due 4/2/11	51,082
230,000	7.339% due 4/19/14	204,700
2,000,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (c)(e)	1,980,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Airlines - 0.1% (continued)
	United Airlines Inc., Pass-Through Certificates:
$230,000	6.831% due 9/1/08	$257,025
245,469	7.811% due 10/1/09	284,182
162,820	8.030% due 7/1/11	183,987
105,000	6.932% due 9/1/11	125,475

	Total Airlines	3,086,451

Auto Components - 0.2%
730,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (e)(g)	616,850
1,625,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	918,125
5,590,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (c)	4,597,775

	Total Auto Components	6,132,750

Automobiles - 0.2%
120,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08	120,049
	Ford Motor Co.:
95,000	Debentures, 8.875% due 1/15/22	74,338
2,645,000	Notes, 7.450% due 7/16/31 (c)	1,758,925
6,725,000	General Motors Corp., Senior Debentures, 8.250% due 7/15/23 (c)	4,741,125

	Total Automobiles	6,694,437

Beverages - 0.1%
1,750,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14 (c)	1,811,250

Building Products - 0.4%
5,000,000	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09 (c)	5,267,920
3,515,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (c)	3,427,125
1,160,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	864,200
1,925,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.452% due 3/1/14	943,250

	Total Building Products	10,502,495

Capital Markets - 0.3%
	Bear Stearns Co. Inc.:
	Senior Notes:
680,000	6.400% due 10/2/17 (c)	703,938
1,000,000	7.250% due 2/1/18	989,134
50,000	Subordinated Notes, 5.550% due 1/22/17	44,717
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	41,456
80,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (d)(h)	53,333
80,000	Goldman Sachs Group Inc., Senior Notes, 4.500% due 6/15/10	80,648
4,150,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (c)(e)	2,804,097
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (d)(h)	82,293
	Lehman Brothers Holdings Inc.:
50,000	5.250% due 2/6/12	48,288
3,320,000	Medium-Term Notes, 6.750% due 12/28/17 (c)	3,197,143
460,000	Senior Notes, Medium-Term Notes, 6.200% due 9/26/14	454,306
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:
500,000	3.700% due 4/21/08	499,575
270,000	5.450% due 2/5/13	265,921
	Morgan Stanley:
30,000	Medium-Term Notes, 4.401% due 10/18/16 (d)	27,069
100,000	Subordinated Notes, 4.750% due 4/1/14	92,947

	Total Capital Markets	9,384,865

Chemicals - 0.1%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	126,750

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Chemicals - 0.1% (continued)
$2,580,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (c)	$2,005,950
495,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	527,175
110,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (e)	73,700

	Total Chemicals	2,733,575

Commercial Banks - 0.5%
50,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (d)(h)	36,590
400,000	Depfa ACS Bank, 5.125% due 3/16/37 (e)	392,122
	Glitnir Banki HF:
	Notes:
240,000	6.330% due 7/28/11 (e)	206,242
970,000	6.375% due 9/25/12 (e)	828,415
200,000	Subordinated Bonds, 7.451% due 9/14/16 (d)(e)(h)	162,457
520,000	Subordinated Notes, 6.693% due 6/15/16 (d)(e)	419,411
330,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (d)(e)(h)	290,207
	ICICI Bank Ltd., Subordinated Bonds:
320,000	6.375% due 4/30/22 (d)(e)	278,798
100,000	6.375% due 4/30/22 (d)(e)	86,141
120,000	Landsbanki Islands HF, 6.100% due 8/25/11 (e)	104,916
4,500,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (d)(e)(h)	3,935,214
1,710,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (e)	1,588,162
60,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (d)(e)	59,582
4,575,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (d)(e)(h)	3,036,569
90,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/1/36 (d)	71,472
	TuranAlem Finance BV, Bonds:
1,740,000	8.250% due 1/22/37 (c)(e)	1,377,732
170,000	8.250% due 1/22/37 (e)	133,756
160,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	158,248
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	90,391

	Total Commercial Banks	13,256,425

Commercial Services & Supplies - 0.2%
700,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	689,500
1,465,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13 (c)	1,497,962
840,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	705,600
2,050,000	US Investigations Services Inc., Senior Notes, 10.500% due 11/1/15 (c)(e)	1,681,000
570,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12	592,518

	Total Commercial Services & Supplies	5,166,580

Consumer Finance - 0.8%
50,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (d)	47,085
	Ford Motor Credit Co.:
4,400,000	Notes, 7.000% due 10/1/13 (c)	3,435,736
	Senior Notes:
5,169,000	9.750% due 9/15/10 (c)	4,606,783
3,537,000	8.050% due 6/15/11 (c)(d)	2,809,527
	General Motors Acceptance Corp.:
5,300,000	Bonds, 8.000% due 11/1/31 (c)	3,806,561

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Consumer Finance - 0.8% (continued)
	Notes:
$5,000,000	5.625% due 5/15/09 (c)	$4,557,685
5,000,000	6.750% due 12/1/14 (c)	3,542,825
	SLM Corp., Medium-Term Notes:
200,000	3.531% due 1/26/09 (d)	179,107
500,000	6.200% due 1/31/14 (d)	325,625

	Total Consumer Finance	23,310,934

Containers & Packaging - 0.2%
690,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	583,050
2,745,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (c)	2,648,925
1,725,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (e)	1,578,375

	Total Containers & Packaging	4,810,350

Diversified Consumer Services - 0.0%
	Education Management LLC/Education Management Finance Corp.:
195,000	Senior Notes, 8.750% due 6/1/14	165,750
785,000	Senior Subordinated Notes, 10.250% due 6/1/16	628,000
250,000	Service Corp. International, Debentures, 7.875% due 2/1/13	253,750

	Total Diversified Consumer Services	1,047,500

Diversified Financial Services - 0.7%
600,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12	489,000
1,360,000	Aiful Corp., Notes, 5.000% due 8/10/10 (e)	1,283,284
798,331	Air 2 US, 8.027% due 10/1/19 (e)	726,482
575,000	American Express Credit Corp., Notes, 3.000% due 5/16/08	574,804
	Bank of America Corp.:
330,000	5.125% due 11/15/14	336,584
400,000	Subordinated Notes, 5.420% due 3/15/17	397,455
3,635,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (e)	2,671,725
200,000	Capital One Bank, Notes, 5.750% due 9/15/10	194,407
1,510,000	Citigroup Inc., 6.875% due 3/5/38	1,513,705
915,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (e)	940,107
70,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67 (d)	68,617
900,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (d)(e)	750,204
1,170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10 (c)	1,235,332
180,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	178,514
250,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13	261,437
	Leucadia National Corp., Senior Notes:
520,000	8.125% due 9/15/15	525,200
120,000	7.125% due 3/15/17	114,300
1,500,000	LVB Acquisition Merger, Senior Subordinated Bonds, 11.625% due 10/15/17 (e)	1,507,500
200,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (d)(h)	163,228
600,000	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	635,784
	Residential Capital LLC, Senior Notes:
240,000	7.625% due 11/21/08	166,800
140,000	7.098% due 4/17/09 (d)	80,500
390,000	6.178% due 5/22/09 (d)	224,250
630,000	7.500% due 2/22/11	311,850
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/29/17 (d)(e)(h)	78,900
	TNK-BP Finance SA:
1,430,000	7.500% due 7/18/16 (c)(e)	1,331,687
250,000	6.625% due 3/20/17 (e)	216,875

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Financial Services - 0.7% (continued)
$4,585,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (c)	$4,435,987

	Total Diversified Financial Services	21,414,518

Diversified Telecommunication Services - 0.7%
385,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	332,063
1,225,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (c)	1,213,038
10,000	Embarq Corp., Notes, 7.995% due 6/1/36	9,157
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(b)(f)	0
	Hawaiian Telcom Communications Inc.:
200,000	Senior Notes, 9.750% due 5/1/13	109,000
2,225,000	Senior Subordinated Notes, 12.500% due 5/1/15	812,125
3,610,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (c)	3,677,687
470,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	504,950
	Level 3 Financing Inc.:
300,000	6.704% due 2/15/15 (d)	211,500
500,000	Senior Notes, 9.250% due 11/1/14	411,250
2,360,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (e)	2,301,000
1,255,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14 (c)	1,185,975
	Telecom Italia Capital S.p.A.:
301,000	Notes, 4.000% due 11/15/08	298,282
380,000	Senior Notes, 5.250% due 10/1/15	345,752
1,585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13 (c)	1,653,521
	Virgin Media Finance PLC, Senior Notes:
2,150,000	8.750% due 4/15/14 (c)	1,940,375
910,000	9.125% due 8/15/16	819,000
2,110,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (e)	2,162,750
2,060,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (c)	2,034,250

	Total Diversified Telecommunication Services	20,021,675

Electric Utilities - 0.2%
90,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	95,788
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	26,466
	FirstEnergy Corp., Notes:
360,000	6.450% due 11/15/11	377,136
840,000	7.375% due 11/15/31	916,411
290,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	318,275
	Pacific Gas & Electric Co., Senior Bonds:
500,000	4.200% due 3/1/11	502,393
50,000	6.050% due 3/1/34	49,175
2,330,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16 (e)(g)	2,295,050
545,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (e)	376,050

	Total Electric Utilities	4,956,744

Electronic Equipment & Instruments - 0.2%
	NXP BV/NXP Funding LLC:
4,690,000	Senior Notes, 9.500% due 10/15/15 (c)	3,869,250
	Senior Secured Notes:
1,000,000	7.008% due 10/15/13 (d)	828,750
85,000	7.875% due 10/15/14	78,200

	Total Electronic Equipment & Instruments	4,776,200

Energy Equipment & Services - 0.1%
2,125,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (c)	2,050,625

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Energy Equipment & Services - 0.1% (continued)
$20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	$20,400
500,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14 (e)	501,250
145,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	159,151

	Total Energy Equipment & Services	2,731,426

Food & Staples Retailing - 0.2%
	CVS Caremark Corp., Pass-Through Certificates:
1,336,134	6.943% due 1/10/30 (e)	1,416,832
253,140	5.298% due 1/11/27 (e)	241,745
	CVS Lease Pass-Through Trust:
693,223	5.880% due 1/10/28 (e)	637,765
767,826	6.036% due 12/10/28 (e)	733,589
400,000	Kroger Co., Senior Notes, 6.750% due 4/15/12	428,664
325,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	329,814
475,000	Wal-Mart Stores Inc., Senior Notes, 4.550% due 5/1/13	488,232

	Total Food & Staples Retailing	4,276,641

Gas Utilities - 0.1%
2,410,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (c)	2,361,800

Health Care Providers & Services - 0.6%
70,000	Cardinal Health Inc., Senior Bonds, 5.850% due 12/15/17	70,224
1,140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (c)	1,149,975
	HCA Inc.:
2,090,000	Notes, 6.375% due 1/15/15 (c)	1,779,112
1,553,000	Senior Notes, 6.500% due 2/15/16 (c)	1,316,167
	Senior Secured Notes:
1,080,000	9.250% due 11/15/16 (c)	1,123,200
2,595,000	9.625% due 11/15/16 (c)(g)	2,698,800
3,075,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (c)	3,075,000
	Tenet Healthcare Corp., Senior Notes:
670,000	6.375% due 12/1/11	608,025
2,460,000	6.500% due 6/1/12 (c)	2,183,250
2,300,000	7.375% due 2/1/13 (c)	2,064,250
5,000	9.875% due 7/1/14	4,863
1,960,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12 (c)(d)(g)	1,519,000
80,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	78,436

	Total Health Care Providers & Services	17,670,302

Hotels, Restaurants & Leisure - 0.3%
640,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (f)	22,400
1,490,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11 (c)	1,259,050
620,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	573,500
520,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	504,400
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12 (f)	32,813
140,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	129,850
	MGM MIRAGE Inc.:
1,680,000	Senior Notes, 7.625% due 1/15/17 (c)	1,537,200
1,670,000	Senior Subordinated Notes, 8.375% due 2/1/11 (c)	1,682,525
300,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	243,000
1,620,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11 (c)	1,620,000
640,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	534,400

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Hotels, Restaurants & Leisure - 0.3% (continued)
	Station Casinos Inc.:
	Senior Notes:
$300,000	6.000% due 4/1/12	$247,500
1,205,000	7.750% due 8/15/16	976,050
570,000	Senior Subordinated Notes, 6.875% due 3/1/16	334,875
250,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (e)	243,750

	Total Hotels, Restaurants & Leisure	9,941,313

Household Durables - 0.2%
200,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(b)(f)	0
1,120,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	868,000
1,495,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (c)	1,513,688
3,000,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.471% due 9/1/12 (c)	2,640,000

	Total Household Durables	5,021,688

Independent Power Producers & Energy Traders - 1.2%
1,964,000	AES China Generating Co., Ltd., 8.250% due 6/26/10 (c)	1,854,945
	AES Corp.:
	Senior Notes:
717,000	8.875% due 2/15/11	754,643
3,100,000	7.750% due 3/1/14 (c)	3,134,875
420,000	7.750% due 10/15/15	425,250
3,570,000	8.000% due 10/15/17 (c)	3,632,475
	Dynegy Holdings Inc., Senior Notes:
3,000,000	8.375% due 5/1/16 (c)	2,985,000
390,000	7.750% due 6/1/19	366,600
	Edison Mission Energy, Senior Notes:
1,130,000	7.750% due 6/15/16 (c)	1,169,550
600,000	7.625% due 5/15/27	567,000
8,690,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (e)(g)	8,646,550
	Mirant Mid Atlantic LLC, Pass-Through Certificates:
384,647	9.125% due 6/30/17	425,516
2,143,448	10.060% due 12/30/28 (c)	2,464,965
	NRG Energy Inc., Senior Notes:
1,300,000	7.250% due 2/1/14 (c)	1,287,000
5,185,000	7.375% due 2/1/16 (c)	5,094,262
200,000	7.375% due 1/15/17	195,000
1,325,000	TXU Corp., Senior Notes, 5.550% due 11/15/14 (c)	1,041,239

	Total Independent Power Producers & Energy Traders	34,044,870

Industrial Conglomerates - 0.2%
450,000	General Electric Co., Notes, 5.000% due 2/1/13	466,619
699,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	737,445
	Tyco International Group SA:
	Notes:
100,000	6.125% due 11/1/08	100,762
40,000	6.125% due 1/15/09	40,465
1,170,000	6.000% due 11/15/13 (c)	1,176,259
1,780,000	6.875% due 1/15/29 (c)	1,745,075
300,000	Senior Notes, 6.375% due 10/15/11	299,179

	Total Industrial Conglomerates	4,565,804

Insurance - 0.0%
220,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	216,292

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Insurance - 0.0% (continued)
$130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	$103,599
490,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (d)	432,902

	Total Insurance	752,793

IT Services - 0.1%
430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (e)(g)	360,125
90,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	91,825
3,018,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15 (c)	3,048,180

	Total IT Services	3,500,130

Machinery - 0.0%
140,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	139,300

Media - 0.8%
	Affinion Group Inc.:
1,030,000	Senior Notes, 10.125% due 10/15/13 (c)	1,028,713
250,000	Senior Subordinated Notes, 11.500% due 10/15/15	242,500
5,754,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (c)	4,027,800
	CCH II LLC/CCH II Capital Corp., Senior Notes:
1,590,000	10.250% due 9/15/10 (c)	1,454,850
659,000	10.250% due 10/1/13	568,388
490,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	297,063
1,280,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (e)	1,267,200
70,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	61,815
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	250,192
	Comcast Corp., Notes:
730,000	6.500% due 1/15/15	748,582
1,950,000	6.500% due 1/15/17 (c)	1,994,889
2,210,000	Dex Media Inc., Discount Notes, step bond to yield 8.765% due 11/15/13 (c)	1,602,250
2,830,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (c)	1,846,575
70,000	News America Inc., Notes, 6.650% due 11/15/37 (e)	70,823
	R.H. Donnelley Corp.:
1,440,000	Senior Discount Notes, 6.875% due 1/15/13	885,600
2,175,000	Senior Notes, 8.875% due 1/15/16 (c)	1,386,562
310,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	349,786
	Time Warner Inc.:
190,000	Senior Debentures, 7.700% due 5/1/32	200,594
2,790,000	Senior Notes, 6.875% due 5/1/12 (c)	2,882,765
900,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (e)	778,500

	Total Media	21,945,447

Metals & Mining - 0.5%
2,385,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (c)	2,537,043
1,725,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (c)	1,699,125
645,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14 (d)(e)(g)	477,300
1,935,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (c)	1,722,150
2,960,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15 (e)	2,812,000
	Steel Dynamics Inc., Senior Notes:
240,000	7.375% due 11/1/12 (e)	243,600
3,320,000	7.750% due 4/15/16 (e)	3,340,750
610,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	539,850
	Vale Overseas Ltd., Notes:
50,000	8.250% due 1/17/34	56,083

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Metals & Mining - 0.5% (continued)
$2,050,000	6.875% due 11/21/36 (c)	$2,010,466

	Total Metals & Mining	15,438,367

Multi-Utilities - 0.0%
600,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	628,934

Multiline Retail - 0.1%
1,045,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (g)	919,600
2,285,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (c)	2,296,425

	Total Multiline Retail	3,216,025

Oil, Gas & Consumable Fuels - 1.7%
500,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	564,179
740,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	766,536
1,325,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (c)	1,334,937
	Chesapeake Energy Corp., Senior Notes:
2,125,000	6.375% due 6/15/15 (c)	2,071,875
1,540,000	6.875% due 1/15/16 (c)	1,532,300
525,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	535,500
1,130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (c)	1,290,454
	El Paso Corp.:
	Medium-Term Notes:
400,000	7.375% due 12/15/12	405,984
1,175,000	7.800% due 8/1/31 (c)	1,212,293
2,780,000	7.750% due 1/15/32 (c)	2,869,057
1,620,000	Senior Subordinated Notes, 7.000% due 6/15/17 (c)	1,674,285
740,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	721,345
2,125,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (c)	2,077,187
	Gazprom, Loan Participation Notes:
2,420,000	6.212% due 11/22/16 (e)	2,244,550
100,000	Senior Notes, 6.510% due 3/7/22 (e)	89,375
80,000	Hess Corp., Notes, 7.300% due 8/15/31	90,401
1,045,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (c)	1,005,813
	Kerr-McGee Corp.:
1,730,000	6.950% due 7/1/24 (c)	1,838,549
	Notes:
2,600,000	6.875% due 9/15/11 (c)	2,796,953
145,000	7.875% due 9/15/31	170,289
	Kinder Morgan Energy Partners LP:
60,000	6.750% due 3/15/11	62,899
	Senior Notes:
10,000	6.300% due 2/1/09	10,198
160,000	7.125% due 3/15/12	170,134
50,000	5.000% due 12/15/13	49,359
1,350,000	6.000% due 2/1/17 (c)	1,345,756
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	82,025
	OPTI Canada Inc., Senior Secured Notes:
400,000	7.875% due 12/15/14	393,000
1,230,000	8.250% due 12/15/14 (c)	1,223,850
750,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	658,125
1,350,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13 (c)	1,427,625
77,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	79,782
60,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	60,132
400,000	Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17 (e)	359,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 1.7% (continued)
$1,900,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16 (c)	$1,843,000
2,185,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)	2,010,200
3,030,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14 (c)	2,772,450
1,060,000	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11 (c)	1,126,250
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	7.250% due 5/1/12 (c)	1,041,132
1,415,000	7.000% due 2/1/14 (c)	1,407,925
	Williams Cos. Inc.:
98,000	Debentures, 7.500% due 1/15/31	102,655
1,770,000	Notes, 8.750% due 3/15/32 (c)	2,053,200
	Senior Notes:
2,500,000	7.625% due 7/15/19 (c)	2,681,250
780,000	7.750% due 6/15/31	832,650
1,820,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (c)	2,017,537

	Total Oil, Gas & Consumable Fuels	49,101,996

Paper & Forest Products - 0.3%
	Abitibi-Consolidated Co. of Canada:
	Senior Notes:
100,000	7.750% due 6/15/11	54,500
800,000	8.375% due 4/1/15	416,000
3,470,000	Senior Secured Notes, 13.750% due 4/1/11 (e)	3,565,425
745,000	Abitibi-Consolidated Inc., Debentures, 7.400% due 4/1/18	331,525
2,845,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14 (c)	2,709,862
2,105,000	NewPage Corp., Senior Secured Notes, 9.489% due 5/1/12 (c)(d)	2,094,475
600,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	631,400

	Total Paper & Forest Products	9,803,187

Pharmaceuticals - 0.0%
2,243,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)(f)	8,411

Real Estate Investment Trusts (REITs) - 0.0%
700,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	633,500

Real Estate Management & Development - 0.0%
905,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	488,700
1,755,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	789,750

	Total Real Estate Management & Development	1,278,450

Road & Rail - 0.2%
2,090,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12 (c)	2,168,375
3,445,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16 (c)	3,242,606
30,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13	28,350
100,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	102,000
360,049	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	362,033

	Total Road & Rail	5,903,364

Semiconductors & Semiconductor Equipment - 0.0%
1,230,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	968,625

Software - 0.0%
110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	92,950

Specialty Retail - 0.0%
875,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	717,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
Specialty Retail - 0.0% (continued)
$25,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	$25,625
290,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	229,100

	Total Specialty Retail	972,225

Textiles, Apparel & Luxury Goods - 0.0%
1,914,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14 (c)	1,244,100

Thrifts & Mortgage Finance - 0.1%
	Countrywide Financial Corp., Medium-Term Notes:
30,000	2.874% due 6/18/08 (d)	29,494
20,000	4.786% due 1/5/09 (d)	18,723
1,300,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09 (c)	1,193,028
1,250,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (a)(c)	1,075,000

	Total Thrifts & Mortgage Finance	2,316,245

Tobacco - 0.0%
	Alliance One International Inc., Senior Notes:
430,000	8.500% due 5/15/12	406,350
200,000	11.000% due 5/15/12	204,000

	Total Tobacco	610,350

Trading Companies & Distributors - 0.1%
1,730,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (c)(e)	1,409,950
1,040,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	863,200
2,075,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (e)	1,763,750

	Total Trading Companies & Distributors	4,036,900

Transportation Infrastructure - 0.0%
	Saint Acquisition Corp.:
990,000	Secured Notes, 12.500% due 5/15/17 (e)	408,375
390,000	Senior Secured Notes, 10.815% due 5/15/15 (d)(e)	156,975

	Total Transportation Infrastructure	565,350

Wireless Telecommunication Services - 0.4%
480,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (e)(g)	415,200
165,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	152,625
4,400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12 (c)	4,928,317
60,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	47,435
	Sprint Capital Corp.:
10,000	Notes, 8.750% due 3/15/32	8,469
	Senior Notes:
3,385,000	8.375% due 3/15/12 (c)	3,133,670
1,000,000	6.875% due 11/15/28	746,756
3,060,000	True Move Co., Ltd., 10.750% due 12/16/13 (e)	2,891,700

	Total Wireless Telecommunication Services	12,324,172

	TOTAL CORPORATE BONDS & NOTES (Cost - $397,039,616)	361,706,127

MORTGAGE-BACKED SECURITIES - 4.2%
FHLMC - 1.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
37,146	8.000% due 7/1/20	39,785
10,769,645	5.118% due 6/1/35 (c)(d)	10,954,701
365,118	6.670% due 8/1/36 (d)	378,352
641,288	6.895% due 8/1/36 (d)	653,565

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
FHLMC - 1.6% (continued)
$953,603	6.485% due 9/1/36 (c)(d)	$992,530
361,100	6.659% due 10/1/36 (d)	372,250
644,899	5.944% due 5/1/37 (d)	659,576
	Gold:
947,268	7.000% due 6/1/17 (c)	994,125
29,420,165	6.000% due 7/1/21-2/1/36 (c)	30,288,856
139,801	8.500% due 9/1/25	154,970
54,793	6.500% due 3/1/26-5/1/26	57,454
1,152,890	6.500% due 8/1/29 (c)	1,208,286

	TOTAL FHLMC	46,754,450

FNMA - 2.5%
	Federal National Mortgage Association (FNMA):
724,429	6.500% due 10/1/10-5/1/29	757,644
665,126	8.000% due 12/1/12-2/1/31	685,532
576,394	5.500% due 1/1/14	591,514
778,259	7.000% due 3/15/15-4/1/29	819,369
1,776,009	5.000% due 7/1/18-1/1/36	1,788,871
299,242	4.500% due 11/1/23	294,947
44,171	9.000% due 1/1/24	48,525
798,918	7.500% due 11/1/26-7/1/32	861,382
47,403	8.500% due 10/1/30	52,280
1,821,777	7.000% due 6/1/32 (c)	1,955,286
3,250,430	5.500% due 4/1/35 (c)	3,288,324
148,795	5.143% due 9/1/35 (d)	152,169
481,612	5.624% due 8/1/37 (d)	495,309
50,900,000	5.000% due 4/14/38-5/13/38 (i)	50,367,744
13,500,000	5.500% due 4/14/38 (i)	13,628,669

	TOTAL FNMA	75,787,565

GNMA - 0.1%
	Government National Mortgage Association (GNMA):
299,630	7.000% due 2/15/24-12/15/31	320,780
1,070,324	7.000% due 7/15/31 (c)	1,144,178

	TOTAL GNMA	1,464,958

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $122,383,107)	124,006,973

SOVEREIGN BONDS - 0.1%
Mexico - 0.0%
	United Mexican States, Medium-Term Notes, Series A:
486,000	5.625% due 1/15/17	511,515
190,000	6.750% due 9/27/34	212,097

	Total Mexico	723,612

Russia - 0.1%
1,952,270	Russian Federation, 7.500% due 3/31/30 (c)(e)	2,250,601

Supranational - 0.0%
1,200,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (c)	1,291,579

	TOTAL SOVEREIGN BONDS (Cost - $3,970,704)	4,265,792

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.2%
U.S. Government Agencies - 0.1%
475,000	Federal Farm Credit Bank (FFCB), 3.750% due 4/9/10	489,060

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
U.S. Government Agencies - 0.1% (continued)
	Federal Home Loan Bank (FHLB):
$600,000	Bonds, 4.625% due 10/10/12	$636,955
300,000	Global Bonds, 5.500% due 7/15/36	329,081
	Federal Home Loan Mortgage Corp. (FHLMC):
430,000	5.250% due 2/24/11	440,048
500,000	4.625% due 5/28/13	501,321
490,000	Medium-Term Notes, 5.450% due 11/21/13	497,778
790,000	Federal National Mortgage Association (FNMA), Notes, 5.625% due 5/19/11	817,608
190,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	214,531

	Total U.S. Government Agencies	3,926,382

U.S. Government Obligations - 0.1%
	U.S. Treasury Bonds:
20,000	8.750% due 5/15/17	28,186
20,000	4.750% due 2/15/37	21,517
170,000	U.S. Treasury Notes, 4.500% due 9/30/11	184,291
	U.S. Treasury Strip Principal (STRIPS):
525,000	Zero coupon bond to yield 4.350% due 5/15/13	459,932
500,000	Zero coupon bond to yield 4.829% due 2/15/16	384,339

	Total U.S. Government Obligations	1,078,265

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,759,679)	5,004,647

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.6%
	U.S. Treasury Bonds, Inflation Indexed:
4,876,783	2.375% due 1/15/27 (c)	5,324,842
359,461	3.875% due 4/15/29	486,031
	U.S. Treasury Notes, Inflation Indexed:
180,162	3.875% due 1/15/09	186,735
1	2.375% due 4/15/11	1
151,902	1.875% due 7/15/15	164,019
1	2.000% due 1/15/16	2
1	2.500% due 7/15/16	1
9,941,940	2.375% due 1/15/17 (c)	11,099,251

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $15,104,666)	17,260,882

WARRANTS
WARRANTS - 0.0%
505	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(b)(e)*	0
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(b)(e)*	0
485	IWO Holdings Inc., Expires 1/15/11 (a)(b)(e)*	0
505	Merrill Corp., Class B Shares, Expires 5/1/09 (a)(b)(e)*	0

	TOTAL WARRANTS (Cost - $194,409)	0

CONTRACTS
PURCHASED OPTIONS - 0.9%
268	Eurodollar Futures, Put @ $94.00, expires 6/16/08	1,675
1,546	General Electric Co., Call @ $30.00, expires 1/16/10	1,406,860
8,015	Johnson & Johnson, Call @ $60.00, expires 1/17/09	5,850,950
4,030	Johnson & Johnson, Call @ $65.00, expires 1/17/09	1,692,600
4,672	S&P 500 Index, Put @ $1,300.00, expires 5/17/08	16,819,200

	TOTAL PURCHASED OPTIONS (Cost - $27,882,836)	25,771,285

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	March 31, 2008

FACE AMOUNT	SECURITY	VALUE
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,809,194,580)	$2,662,378,579

SHORT-TERM INVESTMENTS - 8.5%
U.S. Government Agency - 0.1%
$2,940,000	Federal National Mortgage Association (FNMA), Discount Notes, 1.691%-1.825% due 12/15/08 (j)(k) (Cost - $2,904,124)	2,898,808

Repurchase Agreements - 8.4%
196,410,000	Interest in $1,000,332,000 joint tri-party repurchase agreement dated 3/31/08 with Greenwich Capital Markets Inc., 2.250% due 4/1/08; Proceeds at maturity - $196,422,276; (Fully collateralized by various U.S. government agency obligations, 2.500% to 7.250% due 7/15/08 to 5/18/12; Market value - $200,339,067)	196,410,000
50,212,000	Morgan Stanley tri-party repurchase agreement dated 3/31/08, 2.250% due 4/1/08; Proceeds at maturity - $50,215,138; (Fully collateralized by various U.S. government agency obligations, 4.075% to 6.000% due 1/15/13 to 4/12/17; Market value - $51,953,872) (c)	50,212,000

	Total Repurchase Agreements (Cost - $246,622,000)	246,622,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $249,526,124)	249,520,808

	TOTAL INVESTMENTS - 99.4% (Cost - $3,058,720,704#)	2,911,899,387
	Other Assets in Excess of Liabilities - 0.6%	17,694,502

	TOTAL NET ASSETS - 100.0%	$2,929,593,889

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(b)	Illiquid security.

(c)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, and on securities traded on a to-be-announced (“TBA”) basis.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Security is currently in default.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a TBA basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
3	Eurodollar Futures, Put	6/16/08	$96.50	$19
46	U.S. Treasury Notes 10-Year Futures, Call	5/23/08	119.00	81,219
46	U.S. Treasury Notes 10-Year Futures, Put	5/23/08	110.00	1,437

	Total Options Written (Premiums Received - $50,131)			$82,675

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
ARM	—	Adjustable Rate Mortgage
PAC	—	Planned Amortization Class
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Capital and Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Funds (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of the portfolio securities because of the changes in stock market prices or interest rates, as a substitute for buying of selling securities, as a cash management technique, and to increase the Fund’s total return. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without

Notes to Schedule of Investments (unaudited) (continued)

actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(h) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k)	Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investment Valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at

Notes to Schedule of Investments (unaudited) (continued)

fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	3/31/2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$2,911,899,387	$2,069,449,985	$841,374,398	$1,075,004
Other Financial Instruments*	645,186	511,334	133,852	—

Total	$2,912,544,573	$2,069,961,319	$841,508,250	$1,075,004

*	Other financial instruments include options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$155,303
Accrued Premiums/Discounts	—
Realized Gain	1,037
Change in unrealized depreciation	(224,014)
Net purchases (sales)	(1,037)
Transfers in and/or out of Level 3	1,143,715

Balance as of 3/31/08	$1,075,004

At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$136,290,414
Gross unrealized depreciation	(283,111,731)

Net unrealized depreciation	$(146,821,317)

At March 31, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	35	6/08	$8,354,125	$8,551,375	$197,250
Eurodollar	4	9/08	976,395	979,050	2,655
Federal Republic of Germany, 10 Year Bonds	217	6/08	40,044,196	39,774,983	(269,213)
U.S. Treasury 2-Year Notes	248	6/08	52,950,787	53,234,750	283,963
U.S. Treasury 5-Year Notes	928	6/08	104,342,984	106,009,500	1,666,516
U.S. Treasury Bonds	126	6/08	14,556,013	14,968,406	412,393

					2,293,564

Contracts to Sell:
U.S. Treasury 10-Year Notes	470	6/08	$54,158,283	$55,907,969	$(1,749,686)

Net Unrealized Gain on Open Futures Contracts					$543,878

During the period ended March 31, 2008, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding December 31, 2007	51,684	$14,745,050
Options written	29,234	5,718,987
Options closed	(77,505)	(19,699,075)
Options expired	(3,318)	(714,831)

Options written, outstanding March 31, 2008	95	$50,131

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2008, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Japanese Yen	835,590,000	$8,386,828	5/7/08	$474,044
Contracts to Sell:
British Pound	2,784,000	5,512,879	5/7/08	(5,827)
Euro	5,960,000	9,406,104	5/7/08	(579,343)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(111,126)

At March 31, 2008, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/19/07
Notional Amount:	$3,700,000
Payments Made by Fund:	Floating Rate, 3 Month Libor
Payments Received by Fund:	Fixed Rate, 4.000%
Termination Date:	12/15/09
Unrealized Appreciation	$96,851

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/16/07
Notional Amount:	$3,419,000
Payments Made by Fund:	Floating Rate, 3 Month Libor
Payments Received by Fund:	Fixed Rate, 4.400%
Termination Date:	5/31/12
Unrealized Appreciation	$169,915

At March 31, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA Insurance Corp.
Notional Amount:	$190,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	Fixed Rate, 3.100%
Termination Date:	12/20/12
Unrealized Appreciation	$25,798

Notes to Schedule of Investments (unaudited) (continued)

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	AMBAC Assurance Corp.
Notional Amount:	$160,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	Fixed Rate, 3.600%
Termination Date:	12/20/12
Unrealized Depreciation	$(18,299)

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	AMBAC Assurance Corp.
Notional Amount:	$100,000

Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	Fixed Rate, 3.600%
Termination Date:	12/20/12
Unrealized Depreciation	$(11,436)

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA Insurance Corp.
Notional Amount:	$130,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	Fixed Rate, 3.050%
Termination Date:	12/20/12
Unrealized Depreciation	$(17,851)

At March 31, 2008, the Fund held TBA securities with a total cost of $63,291,203.

3. Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: May 28, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	May 28, 2008